Exhibit 10.28

WAIVER AND SECONDAMENDMENT TO

LOAN AND SECURITYAGREEMENT

This Waiver and Second Amendmentto Loan and Security Agreement(this “Amendment”) is entered into this 1st day of March, 2022, by and between SILICON VALLEY BANK (“Bank”) and VERRICA PHARMACEUTICALS INC.,a Delaware corporation (“Borrower”), whose address is 44 West Gay Street, Suite 400, West Chester, Pennsylvania 19380.

RECITALS

a) Bank and Borrower have entered into that certain Loan and Security Agreement dated as of March 10, 2020, as amended by that certain First Amendment to Loan and Security Agreement dated as of October 26, 2020 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

b) Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

c) Borrower has requested that Bank amend the Loan Agreement to (i) waive the Stated Default (as hereinafter defined) and (ii) make certainother revisions to the Loan Agreement as more fullyset forth herein.

d) Bank has agreed to waive the Stated Default (as hereinafter defined) and so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in relianceupon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, inconsideration of the foregoing recitalsand other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties heretoagree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaningsgiven to them in the Loan Agreement.

2. Amendment to Loan Agreement.

2.1 No Further Advances. Borrower acknowledges and agrees that it has no further right to request or receive, and Bank has not further obligation to make, any Advances under the Revolving Line.

b. Section 6.9. Section 6.9 is deletedin its entirety and replacedwith the following:

“6.9 [Reserved].”

c. Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(c)is amended in its entiretyand replaced with the following:

“ (c) [Reserved];”

d. Exhibit B (Compliance Certificate). The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

3. Limitation of Amendment.

a. The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemedto (a) be a consentto any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connectionwith any Loan Document.

b. This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, exceptas herein amended,are hereby ratifiedand confirmed and shall remainin full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrantsto Bank as follows:

a. Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respectsas of the date hereof(except to the extent such representations and warranties relateto an earlier date, in which case they are true and correct in all materialrespects as of such date), and

(b) no Event of Default has occurred and iscontinuing;

b. Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c. The organizational documentsof Borrower deliveredto Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continueto be in full force and effect;

d. The execution and delivery by Borrower of this Amendmentand the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

e. The execution and delivery by Borrower of this Amendmentand the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or othergovernmental or publicbody or authority, or subdivision thereof, binding on Borrower,or (d) the organizational documents of Borrower;

f. The execution and delivery by Borrower of this Amendmentand the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

g. This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limitedby bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Waiver. Bank hereby waives Borrower’s anticipated default under the Loan Agreement by virtue of Borrower’s anticipated failure to comply with Section 6.2(g) of the Loan Agreement in connection with delivery of an unqualified opinion from an independent certified public accounting firm (relative to Borrower’s audited consolidated financial statements prepared under GAAP) for Borrower’s 2021 fiscal year end (the “Stated Default”). Bank’s waiver of the Stated Defaultis a one-time waiver that shall applyonly to the foregoing specificperiod. Borrower hereby acknowledges and agrees that except as specifically providedherein, nothing in this Sectionor anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Bank of any of its rights and remediespursuant to the Loan Documents, applicable law or otherwise.

6. Updated Perfection Certificate. Borrower has delivered an updated Perfection Certificate in connection with this Amendmentdated as of the date hereof (the “UpdatedPerfection Certificate” ) which UpdatedPerfection Certificate shall supersede in all respectsthat certain Perfection Certificate dated as of October 26, 2020. Borrower hereby acknowledges and agrees that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be references to the UpdatedPerfection Certificate, as defined herein.

7. Release by Borrower:

a) FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses,actions and causesof action, of every type, kind, nature,description or characterwhatsoever, whether knownor unknown, suspected or unsuspected, absoluteor contingent, arisingout of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment(collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall includeany and all liabilities or claims arisingout of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto,any instruments, agreements or documents executed in connection with any of the foregoingor the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

b) In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section1542 of the California CivilCode, which providesas follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtoror released party.”(Emphasis added.)

c) By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrowershould subsequently discoverthat any fact that it relied upon in enteringinto this releasewas untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitledto set aside this releaseby reason thereof,regardless of any claim of mistake of fact or law or any other circumstances whatsoever.Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

d) This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.

e) Borrower hereby represents and warrants to Bank, and Bank is relying thereon,as follows:

a. Except as expresslystated in this Amendment, neitherBank nor any agent, employeeor representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

b. Borrower has made such investigation of the factspertaining to this Amendment and all of the mattersappertaining thereto, as it deems necessary.

c. The terms of this Amendmentare contractual and not a mere recital.

d. This Amendment has been carefullyread by Borrower, the contentshereof are known and understood by Borrower, and this Amendment is signed freely, and without duress,by Borrower.

e. Borrower represents and warrants that it is the sole and lawfulowner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person,firm or entityany claims or other mattersherein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purportedassignments or transfers of any claims or matters releasedherein.

8. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subjectmatter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment to Bank of Bank’s legal fees and expensesincurred in connection with this Amendment.

11. Governing Law. The provisions of Section 11 of the Loan Agreement shall apply to this Amendment as if set forth herein,mutatis mutandis.

[Signature page follows.]WAIVER AND SECONDAMENDMENT TO

LOAN AND SECURITYAGREEMENT

This Waiver and Second Amendmentto Loan and Security Agreement(this “Amendment”) is entered into this 1st day of March, 2022, by and between SILICON VALLEY BANK (“Bank”) and VERRICA PHARMACEUTICALS INC.,a Delaware corporation (“Borrower”), whose address is 44 West Gay Street, Suite 400, West Chester, Pennsylvania 19380.

RECITALS

a) Bank and Borrower have entered into that certain Loan and Security Agreement dated as of March 10, 2020, as amended by that certain First Amendment to Loan and Security Agreement dated as of October 26, 2020 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

b) Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

c) Borrower has requested that Bank amend the Loan Agreement to (i) waive the Stated Default (as hereinafter defined) and (ii) make certainother revisions to the Loan Agreement as more fullyset forth herein.

d) Bank has agreed to waive the Stated Default (as hereinafter defined) and so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in relianceupon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, inconsideration of the foregoing recitalsand other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties heretoagree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaningsgiven to them in the Loan Agreement.

2.Amendment to Loan Agreement.

2.1 No Further Advances. Borrower acknowledges and agrees that it has no further right to request or receive, and Bank has not further obligation to make, any Advances under the Revolving Line.

b. Section 6.9. Section 6.9 is deletedin its entirety and replacedwith the following:

“6.9 [Reserved].”

c. Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(c)is amended in its entiretyand replaced with the following:

“ (c) [Reserved];”

d. Exhibit B (Compliance Certificate). The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

3. Limitation of Amendment.

a. The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemedto (a) be a consentto any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connectionwith any Loan Document.

b. This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, exceptas herein amended,are hereby ratifiedand confirmed and shall remainin full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrantsto Bank as follows:

a. Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respectsas of the date hereof(except to the extent such representations and warranties relateto an earlier date, in which case they are true and correct in all materialrespects as of such date), and

(b) no Event of Default has occurred and iscontinuing;

b. Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c. The organizational documentsof Borrower deliveredto Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continueto be in full force and effect;

d. The execution and delivery by Borrower of this Amendmentand the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

e. The execution and delivery by Borrower of this Amendmentand the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on

Borrower, (c) any order, judgment or decree of any court or othergovernmental or publicbody or authority, or subdivision thereof, binding on Borrower,or (d) the organizational documents of Borrower;

f. The execution and delivery by Borrower of this Amendmentand the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

g. This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limitedby bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Waiver. Bank hereby waives Borrower’s anticipated default under the Loan Agreement by virtue of Borrower’s anticipated failure to comply with Section 6.2(g) of the Loan Agreement in connection with delivery of an unqualified opinion from an independent certified public accounting firm (relative to Borrower’s audited consolidated financial statements prepared under GAAP) for Borrower’s 2021 fiscal year end (the “Stated Default”). Bank’s waiver of the Stated Defaultis a one-time waiver that shall applyonly to the foregoing specificperiod. Borrower hereby acknowledges and agrees that except as specifically providedherein, nothing in this Sectionor anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Bank of any of its rights and remediespursuant to the Loan Documents, applicable law or otherwise.

6. Updated Perfection Certificate. Borrower has delivered an updated Perfection Certificate in connection with this Amendmentdated as of the date hereof (the “UpdatedPerfection Certificate” ) which UpdatedPerfection Certificate shall supersede in all respectsthat certain Perfection Certificate dated as of October 26, 2020. Borrower hereby acknowledges and agrees that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be references to the UpdatedPerfection Certificate, as defined herein.

7. Release by Borrower:

a) FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses,actions and causesof action, of every type, kind, nature,description or characterwhatsoever, whether knownor unknown, suspected or unsuspected, absoluteor contingent, arisingout of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment(collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall includeany and all liabilities or claims arisingout of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto,any instruments, agreements or documents executed in connection with any of the foregoingor the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

b) In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section1542 of the California CivilCode, which providesas follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtoror released party.”(Emphasis added.)

c) By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrowershould subsequently discoverthat any fact that it relied upon in enteringinto this releasewas untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitledto set aside this releaseby reason thereof,regardless of any claim of mistake of fact or law or any other circumstances whatsoever.Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

d) This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.

e) Borrower hereby represents and warrants to Bank, and Bank is relying thereon,as follows:

a. Except as expresslystated in this Amendment, neitherBank nor any agent, employeeor representative of Bank has made any statement or representation to

Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

b. Borrower has made such investigation of the factspertaining to this Amendment and all of the mattersappertaining thereto, as it deems necessary.

c. The terms of this Amendmentare contractual and not a mere recital.

d. This Amendment has been carefullyread by Borrower, the contentshereof are known and understood by Borrower, and this Amendment is signed freely, and without duress,by Borrower.

e Borrower represents and warrants that it is the sole and lawfulowner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person,firm or entityany claims or other mattersherein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purportedassignments or transfers of any claims or matters releasedherein.

8. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subjectmatter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment to Bank of Bank’s legal fees and expensesincurred in connection with this Amendment.

11. Governing Law. The provisions of Section 11 of the Loan Agreement shall apply to this Amendment as if set forth herein,mutatis mutandis.

[Signature page follows.]WAIVER AND SECONDAMENDMENT TO

LOAN AND SECURITYAGREEMENT

This Waiver and Second Amendmentto Loan and Security Agreement(this “Amendment”) is entered into this 1st day of March, 2022, by and between SILICON VALLEY BANK (“Bank”)

and VERRICA PHARMACEUTICALS INC.,a Delaware corporation (“Borrower”), whose address is 44 West Gay Street, Suite 400, West Chester, Pennsylvania 19380.

RECITALS

a) Bank and Borrower have entered into that certain Loan and Security Agreement dated as of March 10, 2020, as amended by that certain First Amendment to Loan and Security Agreement dated as of October 26, 2020 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

b) Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

c) Borrower has requested that Bank amend the Loan Agreement to (i) waive the Stated Default (as hereinafter defined) and (ii) make certainother revisions to the Loan Agreement as more fullyset forth herein.

d) Bank has agreed to waive the Stated Default (as hereinafter defined) and so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in relianceupon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, inconsideration of the foregoing recitalsand other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties heretoagree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaningsgiven to them in the Loan Agreement.

2. Amendment to Loan Agreement.

2.1 No Further Advances. Borrower acknowledges and agrees that it has no further right to request or receive, and Bank has not further obligation to make, any Advances under the Revolving Line.

b. Section 6.9. Section 6.9 is deletedin its entirety and replacedwith the following:

“6.9 [Reserved].”

c. Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(c)is amended in its entiretyand replaced with the following:

“ (c) [Reserved];”

d. Exhibit B (Compliance Certificate). The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

3. Limitation of Amendment.

a. The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemedto (a) be a consentto any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connectionwith any Loan Document.

b. This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, exceptas herein amended,are hereby ratifiedand confirmed and shall remainin full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrantsto Bank as follows:

a. Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respectsas of the date hereof(except to the extent such representations and warranties relateto an earlier date, in which case they are true and correct in all materialrespects as of such date), and

(b) no Event of Default has occurred and iscontinuing;

b. Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c. The organizational documentsof Borrower deliveredto Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continueto be in full force and effect;

d. The execution and delivery by Borrower of this Amendmentand the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

e. The execution and delivery by Borrower of this Amendmentand the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or othergovernmental or publicbody or authority, or subdivision thereof, binding on Borrower,or (d) the organizational documents of Borrower;

f. The execution and delivery by Borrower of this Amendmentand the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

g. This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limitedby bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Waiver. Bank hereby waives Borrower’s anticipated default under the Loan Agreement by virtue of Borrower’s anticipated failure to comply with Section 6.2(g) of the Loan Agreement in connection with delivery of an unqualified opinion from an independent certified public accounting firm (relative to Borrower’s audited consolidated financial statements prepared under GAAP) for Borrower’s 2021 fiscal year end (the “Stated Default”). Bank’s waiver of the Stated Defaultis a one-time waiver that shall applyonly to the foregoing specificperiod. Borrower hereby acknowledges and agrees that except as specifically providedherein, nothing in this Sectionor anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Bank of any of its rights and remediespursuant to the Loan Documents, applicable law or otherwise.

6. Updated Perfection Certificate. Borrower has delivered an updated Perfection Certificate in connection with this Amendmentdated as of the date hereof (the “UpdatedPerfection Certificate” ) which UpdatedPerfection Certificate shall supersede in all respectsthat certain Perfection Certificate dated as of October 26, 2020. Borrower hereby acknowledges and agrees that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be references to the UpdatedPerfection Certificate, as defined herein.

7. Release by Borrower:

a) FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses,actions and causesof action, of every type, kind, nature,description or characterwhatsoever, whether knownor unknown, suspected or unsuspected, absoluteor contingent, arisingout of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this

Amendment(collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall includeany and all liabilities or claims arisingout of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto,any instruments, agreements or documents executed in connection with any of the foregoingor the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

b) In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section1542 of the California CivilCode, which providesas follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtoror released party.”(Emphasis added.)

c) By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrowershould subsequently discoverthat any fact that it relied upon in enteringinto this releasewas untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitledto set aside this releaseby reason thereof,regardless of any claim of mistake of fact or law or any other circumstances whatsoever.Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

d) This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.

e) Borrower hereby represents and warrants to Bank, and Bank is relying thereon,as follows:

a. Except as expresslystated in this Amendment, neitherBank nor any agent, employeeor representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

b. Borrower has made such investigation of the factspertaining to this Amendment and all of the mattersappertaining thereto, as it deems necessary.

c. The terms of this Amendmentare contractual and not a mere recital.

d. This Amendment has been carefullyread by Borrower, the contentshereof are known and understood by Borrower, and this Amendment is signed freely, and without duress,by Borrower.

e. Borrower represents and warrants that it is the sole and lawfulowner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person,firm or entityany claims or other mattersherein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purportedassignments or transfers of any claims or matters releasedherein.

8. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subjectmatter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment to Bank of Bank’s legal fees and expensesincurred in connection with this Amendment.

11. Governing Law. The provisions of Section 11 of the Loan Agreement shall apply to this Amendment as if set forth herein,mutatis mutandis.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
SILICON VALLEY BANK By: __________________________ Name: Tom Gordon Title: Managing Director	VERRICA PHARMACEUTICALS INC. By: __________________________ Name: Ted White Title: Chief Executive Officer

Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK Date:

FROM: VERRICA PHARMACEUTICALS INC.

The undersigned authorized officer of VERRICA PHARMACEUTICALS INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Quarterly financial statements with Compliance Certificate	Within 45 days of quarter end (within 90 days of quarter end for Q4)	Yes No
Annual financial statement with Compliance Certificate (CPA Audited)	FYE within 180 days	Yes No
10-Q Report	Within 45 days of quarter end for 10-Q (within 90 days of quarter end for Q4)	Yes No
Filed 10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R Agings, A/P Agings & Inventory Reports	At all times following the occurrence of the FDA Event, monthly within 30 days when an Advance is outstanding or has been requested	Yes No
Borrowing Base Reports	At all times following the occurrence of the FDA Event, with each Advance request and monthly within 30 days when an Advance is outstanding	Yes No
Board approved projections	30 days of FYE and as amended/updated	Yes No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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VERRICA PHARMACEUTICALS INC. By: Name: Title:

BANK USE ONLY

Received by: _____________________

authorized signer

Date: _________________________

Verified: ________________________

authorized signer

Date: _________________________

Compliance Status: Yes No